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                                                                      Exhibit 24
                                                                      ----------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of WHIRLPOOL CORPORATION, a Delaware corporation (the "Company") does hereby constitute and appoint DAVID R. WHITWAM, JEFF M. FETTIG, and DANIEL F. HOPP, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company, and the Whirlpool Corporation Key Employee Treasury Stock Ownership Plan (the "Key Employee Plan") and the Whirlpool Corporation Nonemployee Director Treasury Stock Ownership Plan (the "Nonemployee Director Plan") (together the "Plans"), to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, in connection with the registration under said Securities Act of 200,000 treasury shares of common stock of the Company for the Key Employee Plan and 300,000 treasury shares of common stock of the Company for the Nonemployee Director Plan (for a total of 500,000 treasury shares of common stock registered under the Plans) which may be offered or delivered to participants in the Plans, including specifically, but without limitation of the general authority hereby granted, the power of authority to sign his or her name as director or officer, or both, of the Company, as indicated below opposite his or her signature:


         (i) to the registration statements, or any amendments, post-effective amendments, deregistrations or papers supplemental thereto, to be filed in respect of said treasury shares of common stock of the Company, and to the prospectuses or any amendments, supplements or revisions thereof, to be filed with said registration statements or with any amendments or post-effective amendments to said registration statements;

         (ii) to any amendments or post-effective amendments or deregistrations as shall be necessary or appropriate to any registration statements heretofore filed under said Securities Act with respect to treasury shares of common stock of the Company; and

         (iii) to said prospectuses or any amendments, supplements, or revisions thereof to be filed with any registration statements (or with any amendments or post-effective amendments thereto) heretofore filed under said Securities Act with respect to treasury shares of common stock of the Company; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 25/th/ day of October, 2001.

               Name                                            Title

/s/ David R. Whitwam                        Director, Chairman of the Board and
-----------------------------------         Chief Executive Officer
David R. Whitwam                            (Principal Executive Officer)


/s/ Jeff M. Fettig                          Director, President and
-----------------------------------         Chief Operating Officer
Jeff M. Fettig                              (Principal Operating Officer)

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           Name                                          Title


/s/ Mark E. Brown                                Executive Vice President and
-----------------------------------------        Chief Financial Officer
Mark E. Brown                                    (Principal Financial Officer)


/s/ Betty A. Beaty                               Vice President and Controller
-----------------------------------------        (Principal Accounting Officer)
Betty A. Beaty


/s/ Herman Cain                                  Director
----------------------------------------
Herman Cain


/s/ Gary T. DiCamillo                            Director
----------------------------------------
Gary T. DiCamillo


/s/ Allan D. Gilmour                             Director
----------------------------------------
Allan D.Gilmour


/s/ Kathleen J. Hempel                           Director
----------------------------------------
Kathleen J. Hempel


/s/ James M. Kilts                               Director
----------------------------------------
James M. Kilts


/s/ Arnold G. Langbo                             Director
----------------------------------------
Arnold G. Langbo


/s/ Miles L. Marsh                               Director
----------------------------------------
Miles L. Marsh


/s/ Philip L. Smith                              Director
----------------------------------------
Philip L. Smith


/s/ Paul G. Stern                                Director
----------------------------------------
Paul G. Stern


/s/ Janice D. Stoney                             Director
----------------------------------------
Janice D. Stoney